Exhibit 10.16(c)

CONFIDENTIAL

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AMENDMENT #2 TO TASK ORDER #13

COHERUS Project Number: CHS0214-02

MEDPACE Project Number: ETA302

This Amendment #2 (“Amendment #2”) to Task Order #13 effective as of 18 October 2013 (“Task Order”), is by and between Coherus Bioscience, Inc., a Delaware corporation with its principal place of business at 201 Redwood Shores Parkway, Suite 200, Redwood City, CA 94065 (“Sponsor”), and Medpace, Inc., with its principal place of business at 5375 Medpace Way, Cincinnati, Ohio 45227 (“Medpace”). This Amendment #2 shall be effective 21 May 2014.

WITNESSETH:

WHEREAS, the Parties have entered into Task Order pursuant and subject to the terms of the Master Service Agreement dated 23 January 2012, (the “Agreement”); and

WHEREAS, the Parties desire to amend Task Order in connection with a Phase 3, A Double-Blind, Randomized, Parallel-Group, Active-Control Study to Compare the Efficacy and Safety of CHS-0214 DP Versus Enbrel® in Subjects with Rheumatoid Arthritis and Inadequate Response to Treatment with Methotrexate to include a portion of the Investigator payments for sites in Japan.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the Parties hereby agree as follows to the revised Scope of Work:

1.	The [***] Fees line item included under the Pre-Funded Expenses category in Appendix C: Services and Budget is hereby increased from [***] to [***]. (“Increase”).

2.	As a result of the increase in the Budget, Appendix D: Payment Schedule, attached to the Task Order is hereby amended to include the following:

A total of [***] is due upon execution of Amendment #2. The remainder of the Increase will be paid in accordance with the terms of Appendix D: Payment Schedule, attached to the Task Order.

The total amount payable by Sponsor to Medpace under this Amendment #2 for Medpace Direct Fees, Pass-through Expenses, and Pre-funded Expenses shall not exceed the amount of [***] without prior written consent of both parties. The total value of Task Order and all subsequent amendments is now [***].

Amendment #2 to Task Order #13 Coherus Biosciences, Inc. CHS-0214-02 / ETA302 Page 1

	Direct Fees		Pass Through Costs		Pre-funded Expenses		TOTAL
Task Order #13	[***	]	[***	]	[***	]	[***	]
Amendment #1	[***	]	[***	]	[***	]	[***	]
Amendment #2	[***	]	[***	]	[***	]	[***	]
TOTAL	[***	]	[***	]	[***	]	[***	]

All other provisions of the Agreement and Task Order shall remain unchanged and in effect.

IN WITNESS WHEREOF, the Parties have hereunto signed this Amendment #2 to Task Order in their official capacities which shall be effective on the day and year listed above.

MEDPACE, INC.

Signature:	/s/ John Wynne

By:	John Wynne
(Print Name) Vice President
Title:	Commercial Operations

COHERUS BIOSCIENCES, INC.

Signature:	/s/ Dennis M. Lanfear

By:	Dennis M. Lanfear
(Print Name)

Title:	President & CEO

Amendment #2 to Task Order #13 Coherus Biosciences, Inc. CHS-0214-02 / ETA302 Page 2

[***]  Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.